Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of MusclePharm Corporation (the “Company”), on Form 10-Q for the period ended March 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas West, interim Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2017	By:	/s/ Douglas West
Douglas West
V.P of Finance and Administration (Interim Principal Financial Officer and Principal Accounting Officer)